UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2013, the Company's stockholders approved the Company's Executive Bonus Plan (the “Bonus Plan”), which seeks to motivate key executives to perform to the best of their abilities and to achieve Company objectives by paying awards only after the achievement of specified goals. The Bonus Plan is designed to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m). Under Section 162(m), the Company can receive a federal income tax deduction for “performance-based” compensation in amounts exceeding $1 million during a single year.

A copy of the Bonus Plan is attached as Appendix A to the Company's proxy statement, as filed with the Securities and Exchange Commission on April 16, 2013.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 31, 2013, at the Company's headquarters located at 350 East Plumeria Drive, San Jose, California, 95134, pursuant to the Notice sent on or about April 16, 2013 to all stockholders of record at the close of business on April 1, 2013.

At the meeting, 36,772,288 shares were represented in person or by proxy, which constituted a quorum. The results of the four proposals were as follows:

1. The election of nine (9) directors to serve until the next Annual Meeting of Stockholders:

	For	Withheld	Abstain	Broker Non-votes
Jocelyn Carter-Miller	34,827,625	76,265	0	1,868,398
Ralph E. Faison	34,823,307	80,583	0	1,868,398
A. Timothy Godwin	34,860,153	43,737	0	1,868,398
Jef Graham	34,822,992	80,898	0	1,868,398
Linwood A. Lacy, Jr.	34,860,008	43,882	0	1,868,398
Patrick C.S. Lo	34,324,267	579,623	0	1,868,398
Gregory J. Rossmann	34,652,365	251,525	0	1,868,398
Barbara V. Scherer	34,859,048	44,842	0	1,868,398
Julie A. Shimer	34,823,192	80,698	0	1,868,398

2. Approval of the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013:

For:	36,469,615
Against:	260,741
Abstain:	41,932
Broker Non-Votes:	0

3. Approval of the non-binding advisory proposal regarding executive compensation:

For:	34,557,854
Against:	288,963
Abstain:	57,073
Broker Non-Votes:	1,868,398

4. Approval of the Executive Bonus Plan:

For:	34,272,118
Against:	582,880
Abstain:	48,892
Broker Non-Votes:	1,868,398

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

Dated: June 5, 2013	By:	/s/ Andrew W. Kim
Andrew W. Kim
Vice President, Legal and Corporate Development